                                                                     EXHIBIT 3.2










                                   BY-LAWS OF


                        BROWNING-FERRIS INDUSTRIES, INC.

                             A DELAWARE CORPORATION



                       AS AMENDED THROUGH DECEMBER 1, 1998


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                                                                     EXHIBIT 3.2


                             BY-LAWS, AS AMENDED, *
                                       OF
                        BROWNING-FERRIS INDUSTRIES, INC.
                            (A DELAWARE CORPORATION)


                                    ARTICLE I
                                     OFFICES

         SECTION 1.1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the name of its registered agent shall be The Corporation Trust Company.

         SECTION 1.2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         SECTION 2.1. Place of Meeting. All meetings of stockholders(21) shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

         SECTION 2.2. Annual Meeting. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

         SECTION 2.3. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting,(21) or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         SECTION 2.4. Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Restated Certificate of Incorporation of the corporation (the "Certificate of Incorporation"), may be called only by the

--------
* Through December 1, 1998. Neither the footnote references, the footnotes, nor the Officer's Certificate appended hereto, are a part of these by-laws, as amended.

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persons specified in the Certificate of Incorporation. The officers or directors shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.(21)

         SECTION 2.5. Notice of Meeting. Written notice of the annual, and each special meeting of stockholders, stating the time, place and in the case of special meetings, the(17) purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than ten nor more then 60(7) days before the meeting.

         SECTION 2.6. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders for the transaction of business except when stockholders are required to vote by class, in which event a majority of the issued and outstanding shares of the appropriate class shall be present in person or by proxy, and(2) except as otherwise provided by statute or by the Certificate of Incorporation. Notwithstanding any other provisions of the Certificate of Incorporation or these by-laws, the holders of a majority of the shares of capital stock entitled to vote thereat, present in person or represented by proxy, whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         SECTION 2.7. Voting. When a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any questions brought before such meeting, unless the question is one upon which, by express provision of the statutes, of the Certificate of Incorporation or of these by-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder, bearing a date not more than one year(2) prior to voting(2) and filed with the Secretary of the Corporation before, or at the time of, the meeting. If such instrument shall designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting(21) thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as he is of the proxies representing such shares. Unless required by statute or determined by the Chairman of the Meeting to be advisable, the vote on any question need not be by written ballot.(2)

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         SECTION 2.8. Consent of Stockholders. Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by a consent in writing by such stockholders.(21)

         SECTION 2.9. Voting of Stock of Certain Holders. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe, or in the absence of such provision, the Board of Directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy.(17) Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose share are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such(21) stock and vote thereon.

         SECTION 2.10. Treasury Stock. The corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares.

         SECTION 2.11. Fixing Record Date. The Board of Directors may fix in advance a date, not exceeding 60 nor less than 10(2) days preceding the date of any meeting of stockholders, or the date for payment of any meeting stockholders, or the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect,(21) as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock,(21) and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of and to vote at, any such meeting and any adjournment thereof, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights,(21) as the case may be notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

         SECTION 2.12. Notification of Nominations. Subject to the rights of holders of Preferred Stock, nominations for the election of directors may be made by the Board of Directors or the Directors and Corporate Governance(30) Committee, as provided in Section 4.4, or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Directors and Corporate Governance(30) Committee, at the address of the corporation's principal executive offices, not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90(27) days in advance of the date of

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the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholder. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporation at the time of giving such notice, will be a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or person (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated by the Board of Directors or Directors and Corporate Governance(30) Committee; and (e) the consent of each nominee to serve as a director of the corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.(21)

                                   ARTICLE III
                               BOARD OF DIRECTORS

         SECTION 3.1. Powers. The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not be statute or by the Certificate of Incorporation(17) directed or required to be exercised or done by the stockholders.

         SECTION 3.2. Number, Election and Term. The number of directors which shall constitute the whole Board shall be determined as provided in the Certificate of Incorporation. Such number of directors shall, from time to time, be fixed and determined by the directors and shall be set forth in the notice of any meeting of stockholders held for the purpose of electing directors. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 3.3, and each director elected shall hold office until his successor shall be elected and shall qualify or until his earlier resignation or removal. Directors need not be residents of Delaware or stockholders of the corporation.(21)

         SECTION 3.3. Vacancies, Additional Directors and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office until the end of the term he is chose to fill and until his successor shall be duly elected and shall


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qualify, or until his earlier resignation or removal. Any director may be removed from office as a director only as provided in the Certificate of Incorporation.(21)

         SECTION 3.4. Regular Meeting. A regular meeting of the Board of Directors shall be held each year, without other notice than this by-law, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held during(9) each year, at such time and place as the Board of Directors may from time to time(9) provide, by resolution, either within or without the State of Delaware, without other notice than such resolution.

         SECTION 3.5. Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board(9),(20) and shall be called by the Secretary on the written request of any two directors. The Chairman of the Board(20) so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

         SECTION 3.6. Notice of Special Meeting. Notice(21) of special meetings of the Board of Directors shall be given to each director at least 48 hours prior to the time of such meeting. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the by-laws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

         SECTION 3.7. Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these by-laws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

         SECTION 3.8. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these by-laws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

         SECTION 3.9. Meeting by Telephone. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken by means of a meeting by

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conference telephone or similar communications equipment so long as all persons participating in the meeting can hear each other. Any person participating in such meeting shall be deemed to be present in person at such meeting.

         SECTION 3.10.(22) Compensation. Directors, as such, shall not be entitled to any stated salary for their services unless voted by the stockholders, the Board of Directors or the Compensation Committee of the Board of Directors; but by resolution of the Board of Directors or the Compensation Committee of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors. No provision of these bylaws shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV
                           COMMITTEES(9) OF DIRECTORS

         SECTION 4.1. Executive Committee. The Executive Committee of the Board of Directors (the "Executive Committee") shall consist of not less than three directors to be designated by the Board of Directors annually at its first regular meeting held pursuant to Section 3.4 of these by-laws after the annual meeting of stockholders or as soon thereafter as conveniently possible. None of the members of the Executive Committee need be officers of the corporation. The Executive Committee shall have and may exercise all of the powers of the Board of Directors during the period between meetings of the Board of Directors except as reserved to the Board of Directors or as delegated by these by-laws or by the Board of Directors to another standing or special committee or as may be prohibited by law and, except further, that the Executive Committee shall not have the power to elect officers of the corporation. The Chairman of the Board shall be a member of the Executive Committee.(16)

         SECTION 4.2.(12) Compensation Committee. The Compensation Committee of the Board of Directors (the "Compensation Committee") shall consist of at least two(25) directors, all(25) of whom shall be "outside" directors of the corporation, to be designated annually by the Board of Directors at its first regular meeting held pursuant to Section 3.4 of these by-laws after the annual meeting of stockholders or as soon thereafter as conveniently possible. The term "outside" director, as used in this Section 4.2, shall mean a director of the corporation who is (17),(21),(26) free of any relationship that, in the opinion of the Board of Directors, would interfere with the designated director's exercise of independent judgment as a member of the Compensation Committee. The Compensation Committee shall have and may exercise all of the powers of the Board of Directors during the period between meetings of the Board of Directors, except as may be prohibited by law, with respect to (i) studying, recommending, adopting, implementing, administering, determining and authorizing the amount, terms, and conditions of payment of any and all forms of compensation for the corporation's directors, officers, employees and agents, (ii) approving and administering any loan to, guarantee of any obligation of, or other assistance to any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries,(31) (iii) implementing and administering those qualified, nonqualified, or other

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stock option or purchase plans of the corporation, as designated by the Board of
Directors, and (iv) overseeing and reviewing the administration and results of operations of the "Browning-Ferris Industries, Inc. Retirement Plan", as amended (the "Plan"), the "Browning-Ferris Industries, Inc. Canadian Retirement Plan
(the "Canadian Plan") and any other pension benefit or retirement plan or arrangement maintained by any subsidiary of the Company (the "Subsidiary Plan"), the Plan, Canadian Plan and Subsidiary Plan being referred to collectively as the "Pension Plans", and further to acquaint the Board of Directors with the Compensation Committee's oversight and surveillance activities in connection with the Pension Plans.(31)

         SECTION 4.3.(12) Audit Committee. The Audit Committee of the Board of Directors (the "Audit Committee") shall consist solely of directors, not less than three, all of whom shall be "outside" directors of the corporation, to be designated annually by the Board of Directors at its first regular meeting held pursuant to Section 3.4 of these by-laws after the annual meeting of stockholders or as soon thereafter as conveniently possible. The term "outside" director, as used in this Section 4.3, shall mean a director of the corporation who is (17),(21) free of any relationship that, in the opinion of the Board of Directors, would interfere with the designated director's exercise of independent judgment as a member of the Audit Committee. The Audit Committee shall have and may exercise all of the powers of the Board of Directors during the period between meetings of the Board of Directors, except as may be prohibited by law, with respect to (i) the selection and recommendation for employment by the corporation, subject to approval by the Board of Directors,(34) of a firm of certified public accountants whose duty it shall be to audit the books and accounts of the corporation and its subsidiaries for the fiscal year in which they are appointed and who shall report to the Audit Committee, provided, that in selecting and recommending for employment any firm of certified public accountants, the Audit Committee shall make a thorough investigation to ensure the "independence" of such accountants as defined in the applicable rules and regulations of the Securities and Exchange Commission; (ii) instructing the certified public accountants to expand the scope and extent of the annual audits of the corporation into areas of any concern to the Audit Committee, which may be beyond that necessary for the certified public accountants to report on the financial statements of the corporation and, at its discretion, directing other special investigations to ensure the objectivity of the financial reporting of the corporation; (iii) reviewing the reports submitted by the certified public accountants, conferring with the auditors and reporting thereon to the Board of Directors with such recommendations as the Audit Committee may deem appropriate; (iv) meeting with the corporation's principal accounting and financial officers, the certified public accountants and auditors, and other officers or department managers of the corporation as the Audit Committee shall deem necessary in order to determine the adequacy of the corporation's accounting principles and financial and operating policies, controls and practices, its public financial reporting principles and practices, and the results of the corporation's annual audit; (v) conducting inquiries into any of the foregoing, the underlying and related facts, including such matters as the conduct of the personnel of the corporation, the integrity of the records of the corporation, the adequacy of the procedures and the legal and financial consequences of such facts; and (vi) retaining and deploying such professional assistance, including outside counsel and auditors and any others, as the Audit Committee shall deem necessary or appropriate, in connection with the exercise of its powers on such terms as the Audit Committee shall deem necessary or appropriate to protect the interests of the stockholders of the corporation.

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         SECTION 4.4.(18) Directors and Corporate Governance(30) Committee. The
Directors and Corporate Governance(30) Committee of the Board of Directors (the "Directors and Corporate Governance(30) Committee") shall consist of at least three directors all of whom shall be "outside" directors of the corporation,(26) all to be designated annually by the Board of Directors at its first regular meeting held pursuant to Section 3.4 of these by-laws after the annual meeting of stockholders or as soon thereafter as conveniently possible. The term "outside" director, as used in this Section 4.4, shall mean a director of the corporation who is(26) free of any relationship that, in the opinion of the Board of Directors, would interfere with the designated director's exercise of independent judgment as a member of the Directors and Corporate Governance(30) Committee.(26) The Directors and Corporate Governance(30) Committee shall have and may exercise all of the powers of the Board of Directors during the period between meetings of the Board of Directors, except as may be prohibited by law, with respect to (i) recommending to the whole Board of Directors(26) the nominees for election as directors at the annual meetings of stockholders; (ii) searching for, evaluating and recommending(26) to the whole Board of Directors to fill vacancies and newly created directorships resulting from any increase in the authorized number of directors; (iii) recruitment of potential director candidates; (iv) recommending to the whole Board of Directors changes in the responsibilities, composition, size and committee structure of the Board of Directors; (v) review of the composition and membership of each of the standing committees and special committees of the Board of Directors; (vi) selection of the membership of the proxy committee charged with voting solicited proxies at stockholder meetings; (vii) review of proxy comments received from stockholders relating directly or indirectly to the Board of Directors, its composition and duties; (viii) review of stockholder suggestions as to nominees for directorships that are submitted in writing to the Directors and Corporate Governance(30) Committee, at the address of the company's principal executive offices, not less than 90 days in advance of the date of the company's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; and (ix) retaining and deploying such professional assistance as the Directors and Corporate Governance(30) Committee shall deem necessary or appropriate, in connection with the exercise of its powers on such terms as the Directors and Corporate Governance(30) Committee shall deem necessary or appropriate, to protect the interests of the stockholders of the corporation.(17)

         SECTION 4.5.(18),(28) Corporate Responsibility Committee. The Corporate Responsibility Committee of the Board of Directors (the "Corporate Responsibility Committee") shall consist solely of directors, not less than three, all of whom shall be "outside" directors of the Company, to be designated annually by the Board of Directors at its first regular meeting held pursuant to
Section 3.4 of these by-laws after the annual meeting of stockholders or as soon thereafter as conveniently possible. The term "outside" director, as used in this Section, shall mean a director of the corporation who is free of any relationship that, in the opinion of the Board of Directors, would interfere with the designated director's exercise of independent judgment as a member of the Corporate Responsibility Committee. The Corporate Responsibility Committee shall have and may exercise all of the powers of the Board of

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

Directors during the period between meetings of the Board of Directors, except as may be prohibited by law, with respect to (i) surveying, monitoring and guiding the corporation's role in the fulfillment of its social responsibilities toward its shareholders, employees and the general public in the conduct of its normal business activities; (ii) reporting to the Board of Directors with respect to the foregoing; and (iii) retaining and deploying such professional assistance as the Corporate Responsibility Committee shall deem reasonably necessary or appropriate, in connection with the exercise of its powers on such terms as the Corporate Responsibility Committee shall deem reasonably necessary or appropriate to protect the interests of the corporation and its stockholders.

         SECTION 4.6.(33) Marketing Committee. The Marketing Committee of the Board of Directors (the " Marketing Committee") shall consist solely of directors, not less than three, of which shall be "outside" directors of the Company, to be designated annually by the Board of Directors at its first regular meeting held pursuant to Section 3.4 of these by-laws after the annual meeting of stockholders or as soon thereafter as conveniently possible. The term "outside" director, as used in this Section, shall mean a director of the corporation who is free of any relationship that, in the opinion of the Board of Directors, would interfere with the designated directors exercise of independent judgment as a member of the Marketing Committee. The Marketing Committee shall have and may exercise all of the powers of the Board of Directors during the period between meetings of the Board of Directors, except as may be prohibited by law, with respect to (i) surveying, monitoring and guiding the corporation's internal and external growth opportunities and strategies that the corporation should pursue; (ii) reporting to the Board of Directors with respect to the foregoing; and retaining and deploying such professional assistance as the Marketing Committee shall deem reasonably necessary or appropriate, in connection with the exercise of its powers on such terms as the Marketing Committee shall deem necessary or appropriate to protect the interests of the corporation and its stockholders.

         SECTION 4.7.(32) Strategic Industry Development Committee. The Strategic Industry Development Committee of the Board of Directors (the " Strategic Industry Development Committee") shall consist solely of directors, not less than three, of which shall be "outside" directors of the Company, to be designated annually by the Board of Directors at its first regular meeting held pursuant to Section 3.4 of these by-laws after the annual meeting of stockholders or as soon thereafter as conveniently possible. The term "outside" director, as used in this Section, shall mean a director of the corporation who is free of any relationship that, in the opinion of the Board of Directors, would interfere with the designated directors exercise of independent judgment as a member of the Strategic Industry Development Committee. The Strategic Industry Development Committee shall have and may exercise all of the powers of the Board of Directors during the period between meetings of the Board of Directors, except as may be prohibited by law, with respect to (i) evaluating, monitoring and guiding the corporation in relation to significant issues affecting the corporation and to assist the corporation in the development of strategic responses thereto; (ii) reporting to the Board of Directors with respect to the foregoing; and retaining and deploying such professional assistance as the Strategic Industry Development Committee shall deem reasonably necessary or appropriate, in connection with the exercise of its powers on such terms as the Strategic Industry Development Committee shall deem necessary or appropriate to protect the interests of the corporation and its stockholders.

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         SECTION 4.8.(12),(18),(20),(24),(31),(32),(33) Designation, Powers and
Name. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more additional special or standing(9) committees other than the Executive Committee, Compensation Committee, Audit Committee,(11) Directors and Corporate Governance(30) Committee and Corporate Responsibility Committee,(28),(31) each such additional(19) committee to consist of two or more of the directors of the corporation. The committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the corporation as may be provided in such resolution, except as delegated by these by-laws or by the Board of Directors to another standing or special committee or as may be prohibited by law.(9)

         SECTION 4.9.(12),(18),(24),(31),(32),(33) Committee Operations. A
majority of a committee shall constitute a quorum for the transaction of any committee business. Such committee or committees shall have such name or names and such limitations of authority as provided in these by-laws or as(9) may be determined from time to time by resolution adopted by the Board of Directors. The corporation shall pay all expenses of committee operations.(9) The Board of Directors may designate one or more appropriate(9) directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any members of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another appropriate(9) member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.

         SECTION 4.10.(12),(18),(24),(31),(32),(333) Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The Secretary or any Assistant Secretary of the corporation shall (i) serve as the Secretary of the Executive Committee(20) and any other special or standing committee of the Board of Directors of the corporation, (ii) keep regular minutes of standing or special committee proceedings, (iii) make available to the Board of Directors, as required, copies of all resolutions adopted or minutes or reports of other actions recommended or taken by any such standing or special committee and (iv) otherwise as requested keep the members of the Board of Directors apprised of the actions taken by such standing or special committees.(9)

         SECTION 4.11.(12),(18),(24),(31),(32),(33) Compensation. Members of
special or standing committees who are "outside" directors,(9) as that term is defined elsewhere in this Article, may be allowed compensation for serving as a member of any such committee and all members may be compensated for expenses of(9) attending committee meetings, if the Board of Directors shall so determine.

                                    ARTICLE V
                                     NOTICE

         SECTION 5.1. Methods of Giving Notice. Whenever under the provisions of the Delaware General Corporation Law,(21) the Certificate of Incorporation or these by-laws, notice is required to be given to any director, member of any committee or stockholder, such notice shall be in writing and delivered personally or mailed to such director, member or stockholder, provided that in the case of a director or a member of any committee such notice may be given orally or by telephone or telegram. If mailed, notice to a director, member of a committee or stockholder shall be deemed to be given when deposited in the United States mail first class in a sealed envelope, with postage thereon prepaid, addressed, in the case of a stockholder, to the stockholder at the stockholder's address as it appears on the records of the corporation or, in the case of a director or a member of a committee, to such person at his business address. If sent by telegraph, notice to a director or member of a committee shall be deemed to be given when the telegram, so addressed, is delivered to the telegraph company.

         SECTION 5.2. Written Waiver. Whenever any notice is required to be given under the provisions of the Delaware General Corporation Law,(21) the Certificate of Incorporation or these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VI
                                    OFFICERS

         SECTION 6.1. Officers. The officers of the corporation shall be Chairman of the Board,(6),(11) Chief Executive Officer,(29),(31) President, Chief Operating Officer,(29) one or more Vice Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, a Secretary and a Treasurer. The Board of Directors may appoint such other officers and agents, including but not limited to,(9) Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices, other than the offices of President and Secretary, may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the corporation in more than one capacity, if such instrument is required by law, by these by-laws or by any act of the corporation to be executed, acknowledged, verified or countersigned by two or more officers. The Chairman of the Board,(6),(11),(31) Chief Executive Officer(29) and President(20) shall be elected from among the directors. With the foregoing exceptions, none of the other officers need be a director, and none of the officers need be a stockholder of the corporation.

         SECTION 6.2. Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at its first regular meeting held after the annual meeting of stockholders or as soon thereafter as conveniently possible. Each officer shall hold office until his successor shall have been chosen and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a director in the case of the Chairman of the Board,(6),(9),(21) Chief Executive Officer(29),(31) or President.

         SECTION 6.3. Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed without cause by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 6.4. Vacancies. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise, shall(15) be filled by the Board of Directors for the unexpired portion of the term.

         SECTION 6.5. Salaries. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or the Compensation Committee(9) or pursuant to the(9) direction of the Board of Directors or Compensation Committee(9); and no officer shall be prevented from receiving such salary by reason of his also being a director.

         SECTION 6.6. Chairman of the Board. The Chairman of the Board shall be elected from among the directors of the corporation and(29) shall preside at all meetings of the Board of Directors and of the stockholders of the corporation. In the Chairman's absence, such duties shall be attended to by the Chief Executive Officer(29),(31) or the President.11 The Chairman of the Board(11),(15),(20),(29) shall perform such duties and possess such powers(15) as usually pertain to the position(29) of chairman of the board of directors(15),(20),(29) and shall have(15) such duties and possess such powers(15) as may be further prescribed by these by-laws, the(15) Board of Directors or the Executive Committee. In the absence of the Chief Executive Officer or the(29) President, or in the event of such officers'(29) inability or refusal to act, the Chairman of the Board shall perform the duties and exercise the powers of the Chief Executive Officer or the(29) President until such vacancies shall be filled in the manner prescribed by these by-laws or by law.(15) The Chairman of the Board(29) may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors certificates for shares of the corporation and any(29) other instruments which the Board of Directors or the Executive Committee(9) has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated or reserved(9) by these bylaws or by the Board of Directors or the Executive Committee(9) to some other officer or agent of the corporation, or shall be required by law to be otherwise executed.(29)

         SECTION 6.7(29). Chief Executive Officer. The Chief Executive Officer shall be elected by the Board of Directors and such office may be held in conjunction with any other office of the corporation. The Chief Executive Officer shall in general supervise and control the business and affairs of the corporation, shall perform such duties and possess such powers as usually pertain to the position of Chief Executive Officer and shall have such duties and possess such powers as may be further prescribed by these by-laws, the Board of Directors or the Executive Committee. The Chief Executive Officer shall formulate and submit to the Board of Directors or the Executive Committee matters of general policy for the corporation. He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The Chief Executive Officer may sign any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments which the Board of Directors or Executive Committee has authorized to be executed, except in cases where the signing and execution thereof have been expressly delegated or reserved by these by-laws or by the Board of Directors or the Executive Committee to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. The Chief Executive Officer shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation.(29)

         SECTION 6.8.(10),(11),(20),(29),(31) President. The President shall be the chief operating(l5),(20) officer of the corporation unless elected otherwise by the Board of Directors,(29) and, subject to the control of the Board of Directors,(l5) the Executive Committee,(15),(29) the Chairman of the Board,(20) and the Chief Executive Officer,(29) shall in general supervise and control the day-to-day business operations of the corporation. He shall have the power to appoint and remove subordinate officers, agents, and employees, except those elected or appointed by the Board of Directors.(9),(15) The President shall keep the Board of Directors, the Executive Committee,(29) the Chairman of the Board(9) and the Chief Executive Officer,(29) fully informed as they or any of them shall request(9) and shall consult with them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of capital stock of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments which the Board of Directors or the Executive Committee has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these by-laws or by the Board of Directors,(29) the Executive Committee or the Chief Executive Officer(29) to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. In general he shall perform all other duties normally incident to the office of President, except any duties expressly delegated to other persons by these by-laws, the Board of Directors, the Executive Committee,(29) the Chairman of the Board(20) or the Chief Executive Officer,(29) and such other duties as may be prescribed by the stockholders,(9),(15) the Board of Directors, the Executive Committee(29), the Chairman of the Board(20) or the Chief Executive Officer(29) from time to time.

         SECTION 6.9.(29),(31) Chief Operating Officer. The Chief Operating Officer shall be the President unless elected otherwise by the Board of Directors. If the office of Chief Operating Officer is not the President, then such office will perform the duties and possess the powers as delegated by the President in connection with the(9) supervision and control of the corporation's day-to-day operations. The Chief Operating Officer shall have such other duties and possess such other powers as from time to time may be further prescribed by the Chairman of the Board, the Chief Executive Officer, the Board of Directors or the Executive Committee.(29)

         SECTION 6.10.(10),(11),(20),(29),(31) Vice President.(5) Any Vice
President (including any Vice Presidents designated by the Board of Directors as an Executive Vice President or as a Senior Vice President)(15),(20) may sign, with the Secretary or any Assistant Secretary, certificates for shares of capital stock of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the Chairman of the Board,(9),(20) the Chief Executive Officer,(29) the Board of Directors or the Executive Committee.

         SECTION 6.11.(10),(11),(20),(29),(31) Secretary. The Secretary shall
(a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these by-laws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation or a facsimile thereof is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these by-laws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the Chairman of the Board,(11) the Chief Executive Officer,(29),(31) President, or a Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors(9); (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chairman of the Board,(11),(20) the Chief Executive Officer,(29) the Board of Directors or the Executive Committee.

         SECTION 6.12.(10),(11),(20),(29),(31) Treasurer. If required by the Board of Directors or the Executive Committee, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors or the Executive Committee shall determine. He shall (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for monies due and payable to the corporation from any source whatsoever and deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Section
7.3 of these by-laws; (b) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders, and at such other times as may be required by the Board of Directors, the Chairman of the Board,(11),(20) the Chief Executive Officer,(29) the Executive Committee, or as may be required by law,(17) a statement of financial condition of the corporation in such detail as may be required; (c) have the power to sign stock certificates to the full extent permitted by law,(17) and (d)(17) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Chairman of the Board,(11),(20) the Chief Executive Officer,(29) the Board of Directors or the Executive Committee.

         SECTION 6.13.(10),(11),(20),(29),(31) Assistant Secretary or
Assistant(17) Treasurer. The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chairman of the Board,(11),(20) the Chief Executive Officer,(29) the Board of Directors or the Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of his office. The Assistant Secretaries and Assistant Treasurers(20) may sign, with the Chairman of the Board,(11) the Chief Executive Officer,(29),(31) the President or a Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the Board of Directors.(9) The Assistant Treasurers shall respectively, if required by the Board of Directors or the Executive Committee, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors or the Executive Committee(9) shall determine.

                                   ARTICLE VII
                         CONTRACTS, CHECKS AND DEPOSITS

         SECTION 7.1. Contracts. Subject to the provisions of Section 6.1, the Board of Directors or the Executive Committee may authorize any officer, officers, agent or agents, to enter into any contract or execute and deliver an instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         SECTION 7.2. Checks, etc. All checks, demands, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation, and in such manner, as shall be determined by the Board of Directors or the Executive Committee.

         SECTION 7.3. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Chief Executive Officer,(29) President or Treasurer may be empowered by the Board of Directors or Executive Committee to select or(9) as the Board of Directors or the Executive Committee may select.

                                  ARTICLE VIII
                              CERTIFICATE OF STOCK

         SECTION 8.1. Issuance. Each Stockholder of this corporation shall be entitled to a certificate or certificates showing the number of shares of stock registered in his name on the books of the corporation. The certificate shall be in such form as may be determined by the Board of Directors or the Executive Committee, and shall be issued in numerical order and shall be entered in the books of the corporation as they are issued. They shall exhibit the holder's name and the number of shares and shall be signed by the Chairman of the Board, the Chief Executive Officer,(29),(31) the President or a Vice President and by the Secretary,(17) an Assistant Secretary, the Treasurer or an Assistant Treasurer.(17) Any of or all the signatures on the certificate may be a facsimile(4). If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designation, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preference and rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class of stock; provided that, except as otherwise provided by statute, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish to each Stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefore upon such terms and with such indemnity, if any, to the corporation as the Board of Directors(9) may prescribe. Certificates may be issued representing fractional shares of stock.

         SECTION 8.2. Lost Certificates. The Board of Directors(9) may direct that a new certificate or certificates be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed.(17) When authorizing such issue of a new certificate or certificates, the Board of Directors(9) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative,(17) to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed, or both.

         SECTION 8.3. Transfers. Upon surrender to the corporation or the transfer agents of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of shares shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney and filed with the Secretary of the corporation or the transfer agents.

         SECTION 8.4. Registered Stockholders. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                   ARTICLE IX
                                    DIVIDENDS

         SECTION 9.1. Declaration. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors(9) at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

         SECTION 9.2. Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors(9) from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors(9) shall think conducive to the interest of the corporation, and the Board of Directors(9) may modify or abolish any such reserve in the manner in which it was created.

                                    ARTICLE X
                                 INDEMNIFICATION

         SECTION 10.1. Third Party Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in(25), any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (formal or informal)(25), other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement(9), conviction, or upon a plea of nolo contendere(9) or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         SECTION 10.2. Actions by or in the Right of the Corporation. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in(25), any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, 12 partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable(23) to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

         SECTION 10.3.(13) Successful Defense. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 10.1 and 10.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         SECTION 10.4.(13) Determination of Conduct. Any indemnification under Sections 10.1, 10.2 or 10.7 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 10.1 and 10.2.(9) Such determination(9) shall be made (1) by the Board of Directors or the Executive Committee(9) by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or(9) (2) if such quorum is not obtainable or, even(9) if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

         SECTION 10.5.(13),(21),(23) Payment of Expenses in Advance. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer(21) to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article X.

         SECTION 10.6.(13),(23) Indemnity Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, the other provisions of this Article X, shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any(17) by-law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         SECTION 10.7.(14) The Corporation. For purposes of this Article X, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article X (including, without limitation, the provisions of Section 10.4) with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         SECTION 10.8.(3),(13) Insurance Indemnification. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article X.

         SECTION 10.9.(23) Heirs, Executors and Administrators. The indemnification and advancement of expenses provided by Article X shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.1. Seal. The corporate seal shall have inscribed thereon the name of the corporation, and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

         SECTION 11.2. Books. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at the offices of the corporation at Houston, Texas, or at such other place or places as may be designed from time to time by the Board of Directors or the Executive Committee.

                                   ARTICLE XII
                                    AMENDMENT

The by-laws of the corporation may be adopted, amended or repealed at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment or repeal be contained in the notice of such special meeting, except as provided in the Certificate of Incorporation(21).

                          ----------------------------

                              OFFICER'S CERTIFICATE

         The undersigned, _________________________ of Browning-Ferris Industries, Inc., a Delaware corporation (the "Corporation"), hereby certifies that the above and foregoing is a true and correct copy of the by-laws, as amended, of the Corporation in effect on the date of this certificate.

                                                                          [Seal]
                                 -----------------------------------------------

                                   Date:
                                         ---------------------------------------


                          ----------------------------

                                                                     EXHIBIT 3.2


-------------
FOOTNOTES:

        1.        Amended August 23, 1971.
        2.        Amended November 19, 1971.
        3.        Amended November 19, 1971
        4.        Amend November 21, 1972.
        5.        Amended March 20, 1973.
        6.        Amended March 20, 1973.
        7.        Amended December 2, 1975.
        8.        Amended December 7, 1976.
        9.        Amended June 7, 1977.
        10.       Section 6.8  concerning  "Vice  Chairman of the Board" was deleted by amendment  adopted March 20,
                  1973, and Sections 6.9-.13 were accordingly renumbered as 6.8-.12.
        11.       Section 6.7  concerning  "Chairman of the Executive  Committee"  was deleted by amendment  adopted
                  June 18, 1976, and Sections 2.4, 6.1, 6.6 and 6.8-.12 were amended to reflect the deletion and Sections
                  6.8-.12 were accordingly renumbered as 6.7-.11.
        12.       Sections  4.2 and 4.3 were added by  amendment  adopted  June 7, 1977,  and  Sections  4.2-.5 were accordingly  renumbered as 4.4-.7.  When Sections 4.4 and 4.5 were added by amendment adopted March 3, 1981,
                  Sections 4.4-.7 were accordingly renumbered as 4.6-4.9.
        13.       Section 10.3 was added by amendment  adopted June 7, 1977, and Sections  10.3-.7 were  accordingly renumbered as 10.4-.8.
        14.       Section 10.7 was originally adopted as Section 10.6 on November 19, 1971, and amended in its entirety and renumbered as Section 10.7 on June 7, 1977.
        15.       Amended December 6, 1977.
        16.       Amended December 1, 1980.
        17.       Amended March 3, 1981.
        18.       New Sections 4.4 and 4.5 were added by amendment adopted March 3, 1981, and the following Sections 4.6 through 4.9 were renumbered accordingly.
        19.       The position of Vice Chairman was reintroduced to these by-laws by the adoption of new Section 6.7 on
                  December 6, 1982, and the following sections were renumbered accordingly.
        20.       Amended December 6, 1982.
        21.       Amended March 6, 1985.
        22.       Amended December 2, 1986.
        23.       Amended March 4, 1987.
        24.       Amended September 7, 1988.
        25.       Amended March 6, 1991.
        26.       Amended December 1, 1992.
        27.       Amended March 3, 1993.
        28.       Amended March 1, 1995.  Included the addition of a new Section 4.5.
        29.       Amended September 6, 1995.  Included the addition of new Sections 6.7 and 6.10.
        30.       Amended December 5, 1995.
        31.       Amended March 5, 1997. Section 6.8 concerning "Vice Chairman" was deleted and Sections 6.9-.14 were accordingly renumbered 6.8-.13.
        32.       Amended September 2, 1998.
        33.       Amended September 18, 1998.
        34.       Amended December 1, 1998.

                              ---------------------

                                                                     EXHIBIT 3.2



                             BY-LAWS, AS AMENDED, OF
                        BROWNING-FERRIS INDUSTRIES, INC.

                             A DELAWARE CORPORATION



                               TABLE OF CONTENTS *

                               ARTICLE 1 - OFFICES

                                                                                                               Page
                                                                                                               ----
SECTION 1.1                Registered Office....................................................................1
SECTION 1.2                Other Offices........................................................................1


                      ARTICLE II - MEETINGS OF STOCKHOLDERS

SECTION 2.1                Place of Meeting.....................................................................1
SECTION 2.2                Annual Meeting.......................................................................1
SECTION 2.3                Voting List..........................................................................1
SECTION 2.4                Special Meeting......................................................................1
SECTION 2.5                Notice Meeting.......................................................................2
SECTION 2.6                Quorum...............................................................................2
SECTION 2.7                Voting...............................................................................2
SECTION 2.8                Consent of Stockholders..............................................................3
SECTION 2.9                Voting of Stock of Certain Holders...................................................3
SECTION 2.10               Treasury Stock.......................................................................3
SECTION 2.11               Fixing Record Date...................................................................3
SECTION 2.12               Notification of Nominations..........................................................3


                        ARTICLE III - BOARD OF DIRECTORS

SECTION 3.1                Powers...............................................................................4
SECTION 3.2                Number, Election and Term............................................................4
SECTION 3.3                Vacancies, Additional Directors and Removal from Office..............................4
SECTION 3.4                Regular Meeting......................................................................5
SECTION 3.5                Special Meeting......................................................................5
SECTION 3.6                Notice of Special Meeting............................................................5
------------

*  This Table of contents is not part of the By-Laws, as amended.

SECTION 3.7                Quorum...............................................................................5
SECTION 3.8                Action Without Meeting...............................................................5
SECTION 3.9                Meeting by Telephone.................................................................5
SECTION 3.10               Compensation.........................................................................6


                      ARTICLE IV - COMMITTEES OF DIRECTORS

SECTION 4.1                Executive Committee..................................................................6
SECTION 4.2                Compensation Committee...............................................................6
SECTION 4.3                Audit Committee......................................................................7
SECTION 4.4                Directors and Corporate Governance Committee.........................................8
SECTION 4.5                Corporate Responsibility Committee...................................................8
SECTION 4.6                Marketing Committee..................................................................9
SECTION 4.7                Strategic Industry Development Committee.............................................9
SECTION 4.8                Designation, Powers and Name........................................................10
SECTION 4.9                Committee Operations................................................................10
SECTION 4.10               Minutes.............................................................................10
SECTION 4.11               Compensation........................................................................10


                               ARTICLE V - NOTICES

SECTION 5.1                Methods of Giving Notice............................................................11
SECTION 5.2                Written Waiver......................................................................11


                              ARTICLE VI - OFFICERS

SECTION 6.1                Officers............................................................................11
SECTION 6.2                Election and Term of Office.........................................................11
SECTION 6.3                Removal and Resignation.............................................................12
SECTION 6.4                Vacancies...........................................................................12
SECTION 6.5                Salaries............................................................................12
SECTION 6.6                Chairman of the Board...............................................................12
SECTION 6.7                Chief Executive Officer.............................................................12
SECTION 6.8                President...........................................................................13
SECTION 6.9                Chief Operating Officer.............................................................13
SECTION 6.10               Vice President......................................................................13
SECTION 6.11               Secretary...........................................................................14
SECTION 6.12               Treasurer...........................................................................14
SECTION 6.13               Assistant Secretary or Assistant Treasurer..........................................14


                                         ARTICLE VII - CONTRACTS, CHECKS AND DEPOSITS
SECTION 7.1                Contracts...........................................................................15
SECTION 7.2                Checks, etc.........................................................................15
SECTION 7.3                Deposits............................................................................15


                                              ARTICLE VIII - CERTIFICATE OF STOCK

SECTION 8.1                Issuance............................................................................15
SECTION 8.2                Lost Certificates...................................................................16
SECTION 8.3                Transfers...........................................................................16
SECTION 8.4                Registered Stockholders.............................................................16


                                                     ARTICLE IX - DIVIDENDS

SECTION 9.1                Declaration.........................................................................16
SECTION 9.2                Reserve.............................................................................17


                                                   ARTICLE X - INDEMNIFICATION

SECTION 10.1               Third Party Actions.................................................................17
SECTION 10.2               Actions by or in the Right of the Corporation.......................................17
SECTION 10.3               Successful Defense..................................................................18
SECTION 10.4               Determination of Conduct............................................................18
SECTION 10.5               Payment of Expenses in Advance......................................................18
SECTION 10.6               Indemnity Not Exclusive.............................................................18
SECTION 10.7               The Corporation.....................................................................18
SECTION 10.8               Insurance Indemnification...........................................................19
SECTION 10.9               Heirs, Executors and Administrators.................................................19


                                                   ARTICLE XI - MISCELLANEOUS

SECTION 11.1               Seal................................................................................19
SECTION 11.2               Books...............................................................................19


                                                    ARTICLE XII - AMENDMENT


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